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                       PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated February 2, 1999
                                    to the
                        Prospectus for Class A, Class B
                   and Class C Shares Dated November 1, 1998

                            Disclosure relating to
            PIMCO Growth, Target, Opportunity and Innovation Funds

  On or about March 5, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), the Trust's investment adviser, will assume full portfolio management responsibility for the Growth, Target, Opportunity and Innovation Funds under the terms of the Trust's investment advisory agreement with PIMCO Advisors. The PIMCO Equity Advisors Division of PIMCO Advisors will oversee the management of these Funds.

  Kenneth W. Corba, the Chief Investment Officer of the PIMCO Equity Advisors Division, will be primarily responsible for the day-to-day portfolio management of the Growth and Target Funds. Mr. Corba has 14 years' investment management experience. Mr. Corba was most recently Chief Investment Officer of Eagle Asset Management, and prior to that he was a principal and a Senior Vice President at Stein Roe and Farnham. Mr. Corba received his bachelor's degree and MBA from the University of Michigan. He is a Chartered Financial Analyst.

  Michael F. Gaffney, the Managing Director of the PIMCO Equity Advisors Division, will be primarily responsible for the day-to-day management of the Opportunity Fund. He has 11 years' investment management experience. Mr. Gaffney previously served as a Senior Vice President of Alliance Capital Management L.P. He received his bachelor's degree from St. John's University and his MBA from New York University.

  Dennis P. McKechnie, who is currently a co-manager of the Innovation Fund at Columbus Circle Investors, will continue to have primary responsibility for the day-to-day portfolio management of the Fund as a Portfolio Manager of the PIMCO Equity Advisors Division. He has 8 years' investment management experience. He received his bachelor's degree from Purdue University and his MBA from Columbia University.

                            Disclosure relating to
                           PIMCO International Fund

  In connection with the Blairlogie Transaction described on page 65 of the Prospectus, PIMCO Advisors has determined to continue to retain Blairlogie as Portfolio Manager of the International Fund following the consummation of the Blairlogie Transaction, subject to the approval of the shareholders of the Fund. PIMCO Advisors does not intend to assume full portfolio management responsibility for the Fund, as currently indicated in the Prospectus under "PIMCO Funds Overview--Fund Profiles," "Investment Objectives and Policies-- Fund Descriptions--International Fund" and "Management of the Trust--Portfolio Managers--Blairlogie."